Ordinary shares with preference rights	12 Months Ended
Dec. 31, 2023
Ordinary shares with preference rights
Ordinary shares with preference rights
13.	Ordinary shares with preference rights

Prior to the Restructuring, as described further in Note 1, Atour Shanghai had issued ordinary shares with preferences rights to certain shareholders, including Series A Shares, Series B Shares and Series C Shares. In connection with the Restructuring, the affiliates of these shareholders acquired Class A ordinary shares of the Company with the same rights, preferences and privileges for the surrender of their respective equity interests in Atour Shanghai. The rights, preferences and privileges of Series A Shares, Series B Shares and Series C Shares of Atour Shanghai are described below.

Redemption rights

For Series C Shares, at any time of the occurrence of the following events, the holders of Series C Shares are entitled to request the Company to redeem all of the outstanding Series C Shares at the redemption price equal to one hundred percent (100%) of the Series C Shares issue price (RMB552,330), plus interest at a compound rate of eight percent (8%) per annum from the applicable issue date to the redemption payment date. (i) failure to complete a Qualified initial public offering (“IPO”) or a Whole Sale transaction as acknowledged by the Series C shareholders within the fifth anniversary of the Series C Shares issue dates (being July 25, 2017 and October 25, 2017). Whole Sale transaction is defined as either a sale of more than 50% equity interests of the Company, or a disposal of all or substantially all of the assets of the Company or an exclusive license of all or substantially all of the Company’s intellectual properties to a third party; (ii) any material change of the Company’s principal business, the founder and the other senior executives, which would result in substantial obstacle of completing a Qualified IPO, without the Series C shareholders’ approval; iii) any material breach of representations, commitments and undertakings made by the Company and/or the founder in connection with the Series C Share investment; (iv) any material breach of the fiduciary duty by the founder and/or other senior executives, which would result in substantial obstacle of completing a Qualified IPO.

For Series B Shares, upon the redemption of Series C Shares, and the occurrence of the following events: i) sale of over 50% equity interests of the Company, substantial assets sale or exclusive license of the substantial intellectual properties of the Company; 2) any material breach of representations, commitments and undertakings made by the Company and/or the founder in connection with the Series B Share investment, the holders of Series B Shares is entitled to request the Company to redeem all of the outstanding Series B Shares at the redemption price equal to one hundred percent (100%) of the Series B Shares issue price (RMB167,500), plus interest at a compound rate of ten percent (10%) per annum from the applicable issue date (January 8, 2015) to the redemption payment date.

For Series A Shares, they are only redeemable upon the liquidation events.

Liquidation preference

Upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary, the holders of Series C Shares, Series B Shares and Series A Shares have the top, secondary and third priority, respectively, to be distributed or paid in preference to the other ordinary shareholders: (i) Each holder of Series C Shares, shall be entitled to receive an amount equal to one hundred percent (100%) of the applicable issue price plus interest at a compound rate of eight percent (8%) per annum from the applicable issue date to the payment date; ii) each holder of Series B Shares and Series A Shares shall be entitled to receive an amount equal to one hundred percent (100%) of the applicable issue price plus interest at a simple rate of six percent (6%) per annum from the applicable issue date to the payment date. For Series A Shares, the applicable issue price is RMB49,000 and the issue date is December 23, 2012.

Accounting for the ordinary shares with preference rights

The Company had classified the ordinary share with redemption rights, representing Series B and Series C Shares of Atour Shanghai prior to the Restructuring, in the mezzanine equity in the consolidated balance sheets as they are contingently redeemable upon the occurrence of certain events outside of the Company’s control. The Company concluded the embedded redemption option of the Series B and Series C Shares did not need to be bifurcated pursuant to ASC 815 because these terms do not permit net settlement, nor they can be readily settled net by a means outside the contract, nor they can provide for delivery of an asset that puts the holders in a position not substantially different from net settlement. The Series B and Series C Shares were presented as redeemable Class A ordinary shares in the Company’s consolidated balance sheets.

The Company had classified the ordinary shares with liquidation preference, representing Series A Shares of Atour Shanghai prior to the Restructuring in permanent equity as they are only redeemable upon the liquidation events. The Series A Shares were presented as Class A ordinary shares with liquidation preference in the Company’s consolidated balance sheets.

For Series B Shares, no subsequent adjustment was made on the carrying amount as they were not probable to be redeemed.

For Series C Shares, the Company concluded that it was probable that they would become redeemable and elected to recognize changes in the redemption value immediately as they occur and adjust the carrying amount of the redeemable shares to equal the redemption value at the end of each reporting period. The accretions, if any, are recorded against retained earnings, or in the absence of retained earnings, by charges against additional paid-in capital. Once additional paid-in capital has been exhausted, additional charges are recorded by increasing the accumulated deficit.

In connection with the submission of the draft registration statement for the Company’s proposed IPO, and pursuant to the reorganization framework agreement entered into by Atour Shanghai and its shareholders in February 2021, the preference rights (including liquidation preference and redemption rights, where applicable) of Series A, B and C Shares were terminated on April 8, 2021. The redeemable Series B and C Shares were reclassified from mezzanine equity to permanent equity and Series A Shares with liquidation preference were reclassified to Class A ordinary shares within permanent equity on April 8, 2021 as a result of the termination of the preference rights.

The Company’s Series C Shares activities for the year ended December 31, 2021 consist of the following:

As of December 31,
2021
RMB
Balance at the beginning of the year	713,893
Accretion to the redemption value of redeemable Class A ordinary Shares	15,115
Reclassification of redeemable Class A ordinary shares to Class A ordinary shares	(729,008)
Balance at the end of the year	—